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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ___________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 2, 2001
                Date of Report (Date of earliest event reported)


                                  INERGY, L.P.
                                  ------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      0-32453                  43-1918951
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                            1101 WALNUT, SUITE 1500
                             Kansas City, MO 64106
                    (Address of principal executive offices)



                                 (816) 842-8181
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On November 2, 2001, Inergy, L.P. (the "Partnership") issued a press release regarding the closing of the acquisition of the Pro Gas Companies of Michigan ("Pro Gas"). The Partnership had previously issued a press release on October 29, 2001 regarding its intent to acquire Pro Gas. A copy of each press release is included as an exhibit to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  EXHIBITS.

99.1  Press release dated November 2, 2001

99.2  Press release dated October 29, 2001

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    INERGY, L.P.

Date:  November 16, 2001

                                    By:   /s/ R. Brooks Sherman
                                          ---------------------
                                    Name:  R. Brooks Sherman
                                    Title:  Chief Financial Officer

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                                 EXHIBIT INDEX


     Exhibit Number        Description
     --------------        -----------

       99.1                Press Release dated November 2, 2001.

       99.2                Press Release dated October 29, 2001.

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